GUARANTY

THIS GUARANTY, dated April 12, 2005, is made and given by MORTGAGEIT HOLDINGS,
INC., a Maryland corporation ("Guarantor"), to RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation ("Lender").

RECITALS

A. Lender has agreed to make certain accommodations ("Loan") to MORTGAGEIT,
INC., a New York corporation ("Borrower").

B. The Loan is evidenced by Borrower's Warehousing Note dated as of April 12,
2005 (as amended, supplemented or otherwise modified, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of that promissory note, the "Note") and by a First
Amended and Restated Warehousing Credit and Security Agreement dated as of April
12, 2005 (as amended, restated, renewed or replaced, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of that agreement, the "Agreement").

C. Guarantor is a shareholder of Borrower and will derive substantial benefits from the Loan.

D. Lender refuses to make the Loan until Lender receives this Guaranty.

E. In order to induce Lender to accept the Note and the Agreement and to make the Loan to Borrower, Guarantor is willing to execute and deliver this Guaranty to Lender.

AGREEMENT
NOW, THEREFORE, Guarantor agrees with Lender as follows:

1. Definitions; Rules of Construction. Unless otherwise defined in this
Guaranty, all capitalized terms have the meanings given to those terms in the
Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections are to Sections of this Guaranty unless otherwise expressly provided.

2. Guaranty of Payment and Performance. Guarantor irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt payment (and not just the collectibility) by Borrower of (a) the principal, and (b) all interest, fees, late charges and other indebtedness arising under the Note and the Agreement, when due, whether at maturity, by reason of acceleration or otherwise, all at the times, places and at the rates described in, and otherwise according to the terms of, the Note and the Agreement, and all whether currently existing or created or arising after the date of this Guaranty. Guarantor also irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by Borrower of all other duties and obligations of Borrower contained in the Note and the Agreement, and the due and prompt payment of all costs and expenses incurred by Lender (including attorneys' fees, court costs and other litigation expenses such as expert witness fees, exhibit preparation and courier, postage, communication and document copying expenses) to enforce the payment and performance of the Note, the Agreement and this Guaranty. The payment and performance of the items set forth in this Section are collectively referred to as the "Guaranteed Debt." Any sum payable by Guarantor to Lender under this Guaranty will bear interest from the date due until paid at a per annum rate of interest equal to the highest Default Rate then applicable under the Agreement.

3. Right of Set-Off. After an Event of Default occurs, Lender may, without notice or demand to Guarantor (which notice or demand Guarantor expressly waives), set-off and apply any property of Guarantor in Lender's possession or control, or standing to the credit of Guarantor, to the payment of the
Guaranteed Debt.

4. Other Transactions. Guarantor (a) consents to all modifications of the terms and conditions of the Guaranteed Debt and to all extensions or renewals of the time of payment or performance of the Guaranteed Debt by Borrower; (b) agrees that Lender need not resort to legal remedies against Borrower or take action against any other Person obligated (an "Obligor") for the payment or performance of the Guaranteed Debt or against any collateral for the Guaranteed Debt before proceeding against Guarantor under this Guaranty; (c) agrees that no release of
Borrower or any other guarantor or Obligor, and no release, exchange or nonperfection of any collateral for the Guaranteed Debt, whether by operation of law or by any act or failure to act of Lender, with or without notice to
Guarantor, shall release Guarantor; (d) waives presentment, demand, notice of demand, dishonor, notice of dishonor, protest, and notice of protest and any other notice with respect to the Guaranteed Debt and this Guaranty, and promptness in commencing suit against any party to or liable on the Guaranteed
Debt or in giving any notice to or making any claim or demand upon Guarantor under this Guaranty; (e) waives any defense arising by reason of any disability or other defense of Borrower for payment of all or any part of the Guaranteed
Debt or by reason of the cessation from any cause whatsoever of the liability of
Borrower for the Guaranteed Debt other than full payment; and (f) waives, to the extent permitted by law, all benefit of valuation, appraisement and exemptions under the laws of the State of Minnesota or any other state or territory of the
United States.

5. Continuing Guaranty. Guarantor's obligations under this Guaranty are primary, absolute and unconditional. Only full and irrevocable payment and performance of the Guaranteed Debt will discharge Guarantor's obligations under this Guaranty.
Guarantor's obligations under this Guaranty are not impaired or affected by: (a)
the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the other Loan Documents, or any change in or extension of the manner, place or terms of payment of, all or any portion of the
Guaranteed Debt; (b) Lender's taking or failure to take any action to enforce the Agreement or the other Loan Documents, or Lender's exercise or failure to exercise any remedy, power or privilege contained in the Loan Documents or available at law or otherwise, or the waiver by Lender of any provisions of the
Agreement or the other Loan Documents; (c) any impairment, modification, change, release or limitation in any manner of the liability of Borrower or its estate in bankruptcy, or of any remedy for the enforcement of Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency or reorganization of Borrower; (d) the merger or consolidation of Borrower, or any sale or transfer by Borrower of all or any part of its assets or property; (e) any claim Guarantor may have against any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), Borrower or any other
Obligor; (g) any settlement or compromise with any Obligor with respect to any
Guaranteed Debt or the subordination of the payment of all or any part of the
Guaranteed Debt to the payment of any other debts or claims that may at any time be due and owing to Lender or any other Person; or (h) any other action or circumstance that may (with or without notice to or knowledge of Guarantor) in any manner or to any extent vary the risks of Guarantor under this Guaranty or otherwise constitute a legal or equitable discharge or defense. Guarantor's obligations under this Guaranty are in addition to Guarantor's obligations under any other guaranties of the Guaranteed Debt or any other obligations of Borrower or any other Persons, and this Guaranty does not affect or invalidate those other guaranties. Guarantor's liability to Lender is deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and any other guaranties made in favor of Lender before or after the date of this Guaranty.

6. Application of Payments. Lender has the exclusive right to determine the application of all payments and credits (whether derived from Borrower or from any other source) to be made on the Guaranteed Debt and any other indebtedness owed by Borrower or any other Obligor to

Lender. Lender has no obligation to marshal any assets in favor of Guarantor or in payment of all or any part of the Guaranteed Debt. 7. Recovery of Payments.
Guarantor's obligations under this Guaranty continue to be effective, or are automatically reinstated, as the case may be, if at any time the performance or the payment, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by Lender (as a preference, fraudulent conveyance or otherwise) upon or as a result of (a) the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other
Person, (b) the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Guarantor or any other Person, (c)
the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any substantial part of Borrower's, Guarantor's or any other Person's property, or (d) any other action or event, all as though those payments had not been made. If an Event of Default exists and a case or proceeding against Guarantor or Borrower under a bankruptcy or insolvency law prevents Lender from declaring a default and accelerating Guarantor's obligations under this Guaranty or from declaring a default and accelerating any
Guaranteed Debt, Guarantor's obligations under this Guaranty will be deemed to have been declared in default and accelerated with the same effect as if this
Guaranty and those obligations had been declared in default and accelerated in accordance with their respective terms, and Guarantor must immediately perform or pay, as the case may be, as required under the terms of this Guaranty without further notice or demand.

8. Remedies. Lender's postponement or delay in the enforcement of any right under this Guaranty is not a waiver of that right and all of Lender's rights under this Guaranty are cumulative and not alternative and are in addition to any other rights granted to Lender in any other agreement or by law. Guarantor understands and acknowledges that time is of the essence with respect to the performance of Guarantor's obligations under this Guaranty.

9. Reaffirmation. When requested by Lender, Guarantor must promptly execute and deliver a written reaffirmation of this Guaranty in such form as Lender may require.

10. Representations, Warranties and Covenants. Guarantor represents, warrants to
Lender and agrees for the benefit of Lender, as follows:
(a) Organization and Good Standing. Guarantor is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of and has the full legal power and authority to own its property and to carry on its business as currently conducted. Guarantor is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on Guarantor's business, operations, assets or financial condition as a whole. For the purposes of this Guaranty, good standing includes qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its corporation and in each jurisdiction in which
Guarantor transacts business.
(b) Authority and Authorization. Guarantor has the power and authority to execute, deliver and perform this Guaranty. The execution, delivery and performance by Guarantor of this Guaranty has been duly and validly authorized by all necessary corporate action on the part of Guarantor (none of which actions has been modified or rescinded, and all of which actions are in full force and effect). The execution, delivery and performance by Guarantor of this
Guaranty do not and will not conflict with or violate any provision of law, any judgments binding upon Guarantor, or the articles of incorporation or bylaws of
Guarantor, and do not and will not conflict with or result in a breach of or constitute a default or require any consent under any agreement, instrument or indenture to which Guarantor is a party or by which Guarantor or its property may be bound or affected. This Guaranty constitutes the legal, valid, and binding obligation of

Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights.
(c) Financial Statements. All financial statements and other information given to Lender with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date of those financial statements and that information, and there has been no material adverse change in the financial condition of Guarantor since the date of those financial statements and that information. Guarantor must promptly deliver to Lender (or to Borrower in time for Borrower to deliver to Lender) all financial statements, tax returns and other information about Guarantor that are required by the Agreement or requested by Lender.
(d) No Default. Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.
(e) Solvency. Guarantor is now solvent, and there are no bankruptcy or insolvency proceedings pending or contemplated by or, to the best of Guarantor's knowledge, against Guarantor.
(f) Relationship to Borrower. The consideration received or to be received by
Guarantor as a result of the Loan is worth as much or more than the liabilities and obligations incurred by Guarantor under this Guaranty. Guarantor has had full and complete access to the Agreement and the Note and all other Loan
Documents relating to the Guaranteed Debt, has reviewed them and is fully aware of the meaning and effect of those documents. Guarantor is fully informed of all facts and circumstances that bear upon the risks of executing this Guaranty, including all facts that a diligent inquiry would reveal. Guarantor has the ability to obtain from Borrower on a continuing basis information concerning
Borrower's financial condition, and Guarantor is not relying on Lender to provide such information. Except as specifically required by this Guaranty,
Lender has no obligation to advise or notify Guarantor or to provide Guarantor with any data or information about Borrower. Lender has not agreed to make, extend or modify any loan or other financial accommodation to or for Guarantor in consideration of Guarantor's execution and delivery of this Guaranty.
(g) Litigation. There is no action, suit or proceeding at law or in equity or by or before any administrative agency pending or contemplated by or, to the best of Guarantor's knowledge, against Guarantor that, if adversely determined, would result in a material adverse change in Guarantor's financial condition.
(h) Taxes. Guarantor has filed all federal, state, provincial, county, municipal and other income, excise, property and other tax returns required to have been filed by Guarantor. Guarantor has paid all taxes that have become due pursuant to those returns or pursuant to any assessments received by Guarantor, and
Guarantor has no knowledge of any basis for any material additional assessment against Guarantor with respect to those taxes. Guarantor's representations and warranties in this Guaranty and in any other agreement between Guarantor and
Lender will survive the execution, delivery and performance of this Guaranty and the creation and payment of the Guaranteed Debt.

11. Subordination of Borrower Debt. All indebtedness of Borrower to Guarantor
("Subordinated Debt") is subordinated to the Guaranteed Debt. Upon Lender's request, Guarantor must collect, enforce and receive payments on the
Subordinated Debt as trustee for Lender, and pay over those amounts to Lender on account of the Guaranteed Debt. The collection and payment of those amounts to
Lender does not reduce or limit Guarantor's liability under any other provision of this Guaranty.

12. Governing Law. This Guaranty is governed by the laws of the State of
Minnesota,

without reference to its principles of conflicts of laws.

13. Severability. Any provision of this Guaranty declared to be illegal or unenforceable in any respect is null and void and of no force and effect to the extent of the illegality or unenforceability, but all other covenants, terms, conditions and provisions of this Guaranty continue to be valid and enforceable.

14. Successors and Assigns. The terms and provisions of this Guaranty are binding upon and inure to the benefit of Lender, Guarantor and their respective heirs, executors, administrators, personal representatives, successors and assigns.

15. Waivers and Amendments. This Guaranty may not be amended, modified or supplemented unless the amendment, modification or supplement is set forth in a writing signed by both Guarantor and Lender. No waiver of any provision of this
Guaranty nor consent to any departure by Guarantor from the terms of this
Guaranty will be effective unless the same is in writing and signed by Lender, and then that waiver or consent is effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Guarantor shall in any case entitle Guarantor to any other or further notice or demand in similar or other circumstances.

16. Notices. All notices and communications required or permitted to be given or made under this Guaranty must be in writing and must be sent by manual delivery, overnight courier or United States registered or certified mail, return receipt requested (postage prepaid, including registration or certification charges), addressed as follows (or at such other address as may be designated by Guarantor or Lender in a notice to the other):
If to Guarantor:
MortgageIT Holdings, Inc.
33 Maiden Lane
New York, NY 10038
If to Lender:
Residential Funding Corporation
7501 Wisconsin Avenue
Bethesda, MD 20814
Attention: Jason Mitchell, Director
All periods of notice will be measured from the date of delivery if manually delivered, from the first Business Day after the date of sending if sent by overnight courier or from 4 days after the date of mailing if sent by United
States mail, except that notices of changes of address are not effective until actually received.

17. Entire Agreement. This Guaranty represents the final agreement of guaranty between Guarantor and Lender. This Guaranty may not be contradicted by evidence of prior or contemporaneous oral agreements, and there are no oral agreements between Guarantor and Lender with respect to the subject matter of this
Guaranty. No course of prior dealings between Guarantor and Lender, no usage of trade and no parole or extrinsic evidence of any nature may be used to contradict or modify the terms and provisions of this Guaranty.

18. Consent to Jurisdiction. AT LENDER'S OPTION, THIS GUARANTY MAY BE ENFORCED
IN ANY STATE OR FEDERAL COURT WITHIN THE STATE OF MINNESOTA. GUARANTOR CONSENTS
TO THE JURISDICTION AND VENUE OF THOSE COURTS, AND WAIVES ANY OBJECTION TO THE
JURISDICTION OR VENUE OF THOSE COURTS, INCLUDING THE OBJECTION THAT VENUE IN
THOSE COURTS IS NOT COVENIENT. ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE
COMMENCED AND INSTITUTED BY SERVICE OF PROCESS UPON GUARANTOR BY FIRST CLASS
REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR
AT ITS ADDRESS LAST KNOWN TO LENDER. GUARANTOR'S CONSENT AND AGREEMENT UNDER
THIS SECTION DOES NOT AFFECT LENDER'S RIGHT TO ACCOMPLISH SERVICE

OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS
OR OTHERWISE PROCEED AGAINST GUARANTOR IN ANY OTHER JURISDICTION OR COURT. IN
THE EVENT GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER
ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP
CREATED BY THIS GUARANTY, LENDER AT ITS OPTION MAY HAVE THE CASE TRANSFERRED TO
A STATE OR FEDERAL COURT WITHIN THE STATE OF MINNESOTA OR, IF A TRANSFER CANNOT
BE ACCOMPLISHED UNDER APPLICABLE LAW, MAY HAVE GUARANTOR'S ACTION DISMISSED
WITHOUT PREJUDICE.

19. Waiver of Jury Trial. GUARANTOR AND LENDER EACH AGREES NOT TO ELECT A TRIAL
BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND FULLY WAIVES ANY RIGHT TO
TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT NOW EXISTS OR ARISES AFTER THE
DATE OF THIS GUARANTY. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY
GIVEN, KNOWINGLY AND VOLUNTARILY, BY GUARANTOR AND LENDER, AND IS INTENDED TO
ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO TRIAL BY JURY
WOULD OTHERWISE APPLY. LENDER IS AUTHORIZED AND DIRECTED TO SUBMIT THIS GUARANTY
TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS
AGREEMENT AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO JURY TRIAL.
FURTHER, GUARANTOR CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER,
INCLUDING LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF
GUARANTOR'S REPRESENTATIVES OR AGENTS, INCLUDING GUARANTOR'S COUNSEL, THAT
LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

20. Waiver of Punitive, Consequential, Special or Indirect Damages. GUARANTOR
WAIVES ANY RIGHT GUARANTOR MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR
INDIRECT DAMAGES FROM LENDER AND ANY OF LENDER'S AFFILIATES, OFFICERS,
DIRECTORS, EMPLOYEES OR AGENTS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN
ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY GUARANTOR AGAINST
LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS
WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY.
THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT
DAMAGES IS KNOWINGLY AND VOLUNTARILY GIVEN BY GUARANTOR, AND IS INTENDED TO
ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO SEEK PUNITIVE,
CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES WOULD OTHERWISE APPLY. LENDER IS
AUTHORIZED AND DIRECTED TO SUBMIT THIS GUARANTY TO ANY COURT HAVING JURISDICTION
OVER THE SUBJECT MATTER AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO
SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.

MORTGAGEIT HOLDINGS, INC.,
a Maryland corporation
By: /s/ John R. Cuti
Its: General Counsel and Secretary
Address: 33 Maiden Lane
New York, NY 10038
Telephone: (212) 651-7700
E.I. No.: